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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 15, 1999 (December 31, 1998)
                                                 -------------------------------------

                             BANNER AEROSPACE, INC.
                 ----------------------------------------------
                    (Exact name of Registrant as Specified in
                                    Charter)

      DELAWARE                    1-10561                   95-2039311
------------------------    --------------------    ---------------------------
   (State or Other            (Commission File             (IRS Employer
   Jurisdiction of                  Number)             Identification No.)
  Incorporation or
    Organization)

    45025 AVIATION DRIVE, SUITE 300
               DULLES, VA                                 20166-7556
------------------------------------------     ---------------------------------
(Address of principal executive offices)                  (Zip code)



Registrant's telephone number, including area code            (703) 478-5790
                                                              --------------
                                 Not Applicable
   -------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On December 31, 1998 (the "Closing Date"), Banner Aerospace, Inc. (the "Company") consummated the sale of all the issued and outstanding shares of common stock, par value $1.00 per share (the "Solair Shares"), of Solair, Inc. ("Solair") to Kellstrom Industries, Inc. ("Kellstrom") in exchange for approximately $57,000,000 in cash and a warrant (the "Kellstrom Warrant") to purchase 300,000 shares of common stock, par value $0.001 per share (the "Kellstrom Shares"), of Kellstrom (the "Transaction"). The Kellstrom Warrant is for a term of four years at an exercise price of $27.50. The purchase price for the Solair Shares is based on the consolidated net worth of Solair as of the Closing Date, subject to certain adjustments. Based on the number of shares of common stock of Kellstrom issued and outstanding as of October 31, 1998, the Kellstrom Shares would represent, upon issuance, approximately 0.025% of the then issued and outstanding shares of Kellstrom.

    The terms of the Transaction are set forth in a Stock Purchase Agreement dated as of December 5, 1998 (the "Agreement") among the Company, Solair and Kellstrom. A copy of the Agreement is attached hereto as Exhibit 2.1 The form of the Kellstrom Warrant is included as Exhibit D to the Agreement. For certain additional information regarding the Transaction, reference is made to the press release of the Company dated December 7, 1998, which is attached hereto as
Exhibit 99.1, and the press release of the Company dated January 4, 1999, which is attached hereto as Exhibit 99.2.

    Additional information regarding Kellstrom is contained in Kellstrom's filings with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (Commission File No. 0-23764).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    The following financial statements, pro forma financial information and exhibits are filed as a part of this report.

(b) Unaudited Pro Forma Financial Information:

    The following unaudited pro forma consolidated income statements for the fiscal year ended March 31, 1998 and for the six months ended September 30, 1998 and unaudited balance sheet as of September 30, 1998 give effect to the Transaction. The pro forma income statement information for the fiscal year ended March 31, 1998 also gives effect to the disposition of the Company's Hardware Group and PacAero unit to AlliedSignal Inc. on January 13, 1998. The Form 8-K filed on January 28, 1998 with respect to such transaction is incorporated herein by reference.

    The unaudited pro forma consolidated financial information is based on the historical financial information of the Company for the fiscal year ended March 31, 1998, for the six months ended September 30, 1998 and as of September 30, 1998. The unaudited pro forma consolidated financial information is presented for informational purposes only and is not necessarily indicative of what earnings and results of operations would have been had the Transaction been consummated at the beginning of the periods presented, nor is such information intended necessarily to be indicative of the future results of operations that may occur.


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                    UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                               AS OF SEPTEMBER 30, 1998

                                           ASSETS

                                                                   (1)
(IN THOUSANDS)                                 HISTORICAL     ADJUSTMENTS       PRO FORMA
                                               ------------   -----------      ------------
Current Assets:
    Cash and marketable securities           $     174,033  $        ---     $     174,033
    Accounts receivable, net                        33,153       (15,376)           17,777
    Inventories                                    149,577       (60,281)           89,296
    Other current assets                            19,574         2,302            21,876
                                               ------------   -----------      ------------
        Total current assets                       376,337       (73,355)          302,982
                                               ------------   -----------      ------------
Net fixed assets                                     4,767        (1,487)            3,280
Other Assets:
    Investments                                     21,858         2,445            24,303
    Cost in excess of net tangible
    assets of purchased business, net               12,075        (2,660)            9,415
    Other                                            1,605           ---             1,605
                                               ------------   -----------      ------------
        Total other assets                          35,538          (215)           35,323
                                               ------------   -----------      ------------
        Total assets                         $     416,642  $    (75,057)    $     341,585
                                               ============   ===========      ============


                             LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                  (1)
                                               HISTORICAL     ADJUSTMENTS       PRO FORMA
                                               ------------   -----------      ------------
Current Liabilities:
    Accounts payable                         $      22,271  $     (8,663)    $      13,608
    Other current liabilities                       33,257         2,616            35,873
                                               ------------   -----------      ------------
        Total current liabilities                   55,528        (6,047)           49,481
Long-Term Liabilities:
    Long-term debt                                  97,500       (52,000)           45,500
    Other                                           27,917        (4,510)           23,407
                                               ------------   -----------      ------------
                                                   125,417       (56,510)           68,907
                                               ------------   -----------      ------------
        Total liabilities                          180,945       (62,557)          118,388
                                               ------------   -----------      ------------
Stockholders' Equity:
    Preferred stock                                     41           ---                41
    Common stock                                    23,730           ---            23,730
    Treasury stock at cost                         (23,331)          ---           (23,331)
    Paid-in-capital                                152,292           ---           152,292
    Retained earnings                               93,746       (12,500)           81,246
    Cumulative other comprehensive
    income                                         (10,781)          ---           (10,781)
                                               ------------   -----------      ------------
        Total stockholders' equity                 235,697       (12,500)          223,197
                                               ------------   -----------      ------------
        Total liabilities & stockholders'
        equity                               $     416,642  $    (75,057)    $     341,585
                                               ============   ===========      ============


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


                   UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
                      FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998


                                                                   (1)
(IN THOUSANDS EXCEPT PER SHARE DATA)           HISTORICAL     ADJUSTMENTS        PRO FORMA
                                               ------------   -----------       -----------
Net sales                                    $     105,566  $    (34,611)     $     70,955
Cost of goods sold                                  83,138       (28,286)           54,852
                                               ------------   -----------       -----------
    Gross profit                                    22,428        (6,325)           16,103
Selling, general and administrative
expenses                                            19,013        (7,119)           11,894
                                               ------------   -----------       -----------
    Operating income                                 3,415           794             4,209
Investment income                                    2,570           ---             2,570
Interest expense, net                                3,261           ---             3,261
                                               ------------   -----------       -----------
    Income before taxes                              2,724           794             3,518

Provision for taxes                                    660           309 (2)           969
                                               ------------   -----------       -----------
    Net income                               $       2,064  $        485      $      2,549
                                               ------------   -----------       -----------
Preferred stock dividends                            1,364           ---             1,364
                                               ------------   -----------       -----------
    Net income available for common
    shareholders                             $         700  $        485      $      1,185
                                               ============   ===========       ===========

Earnings per common share - basic            $        0.03  $       0.03      $       0.06
                                               ============   ===========       ===========
Earnings per common share - diluted          $        0.03  $       0.02      $       0.05
                                               ============   ===========       ===========
Weighted average number of shares -
basic                                               21,444           ---            21,444
                                               ============   ===========       ===========
Weighted average number of shares - diluted         21,856           ---            21,856
                                               ============   ===========       ===========

                   UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
                           FOR THE YEAR ENDED MARCH 31, 1998


(IN THOUSANDS EXCEPT PER SHARE DATA)                  (1)               (3)
                                     HISTORICAL    ADJUSTMENTS      ADJUSTMENTS        PRO FORMA
                                     -----------   -----------      ------------      -----------
Net sales                          $    420,323  $    (74,709)    $    (194,542)    $    151,072
Cost of goods sold                      305,385       (59,543)         (128,078)         117,764
                                     -----------   -----------      ------------      -----------
    Gross profit                        114,938       (15,166)          (66,464)          33,308
Selling, general &
administrative expenses                  87,296       (14,470)          (49,139)          23,687
                                     -----------   -----------      ------------      -----------
    Operating income                     27,642          (696)          (17,325)           9,621
Non-recurring income                    124,041           ---          (124,041)             ---
Interest expense, net                    13,960           ---           (13,960)(4)          ---
                                     -----------   -----------      ------------      -----------
    Income before taxes                 137,723          (696)         (127,406)           9,621
Provision for taxes                      56,182          (373)(5)       (52,057)(5)        3,752
                                     -----------   -----------      ------------      -----------
    Net income                     $     81,541  $       (323)    $     (75,349)    $      5,869
                                     -----------   -----------      ------------      -----------
Preferred stock dividends                 2,034           ---               ---            2,034
                                     -----------   -----------      ------------      -----------
    Net income available for
    common shareholders            $     79,507  $       (323)    $     (75,349)    $      3,835
                                     ===========   ===========      ============      ===========

Earnings per common share -
basic                              $       3.46  $      (0.01)    $       (3.28)    $       0.17
                                     ===========   ===========      ============      ===========
Earnings per common share -
diluted                            $       3.10  $      (0.01)    $       (2.93)    $       0.16
                                     ===========   ===========      ============      ===========
Weighted average
    number of shares -
    basic                                22,995           ---               ---           22,995
                                     ===========   ===========      ============      ===========
Weighted average
    number of shares -
    diluted                              26,333           ---            (2,975)(6)       23,358
                                     ===========   ===========      ============      ===========



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            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(1) Represents the elimination of the results of Solair from the results of the Company, except as otherwise noted and as indicated in footnotes (2) and (5) below. Approximately $52 million of the cash proceeds received from the transaction (remaining $5 million cash proceeds held in escrow pursuant to the Agreement) is assumed to have reduced outstanding debt at September 30, 1998. The warrant received in the Transaction to purchase 300,000 shares of Kellstrom common stock was valued at $2.4 million at September 30, 1998. An accrual of $6 million was recorded to reflect certain non-recurring costs that the Company reasonably expects to incur as a result of the Transaction.

(2) Represents the adjustment required to reflect a 39% effective tax rate, less the 70% exclusion permitted on dividend income, on consolidated pro forma income before taxes. The Company recorded approximately $1.5 million of dividend income for the six months ended September 30, 1998, classified as investment income, from the shares of common stock received from AlliedSignal Inc. in connection with the disposition on January 13, 1998.

(3) Represents the elimination of the results of Adams Industries, Inc., Aerospace Bearing Support, Inc., Aircraft Bearing Corporation, Banner Distribution, Inc., Burbank Aircraft Supply, Inc., Harco, Inc., PacAero, and PB Herndon Aerospace, Inc. from the results of the Company in connection with the disposition to AlliedSignal Inc. on January 13, 1998, as well as the gain realized (non-recurring income) from the disposition, except as indicated in footnotes (4) and (5). In addition, such adjustments include the elimination of BAI resulting from the disposition on January 2, 1998.

(4) Represents the receipt of AlliedSignal Inc. common stock and simultaneous repayment of outstanding debt. Accordingly, all interest expense and deferred financing fees have been eliminated. No investment income was recognized on the remaining holdings of AlliedSignal Inc. common stock.

(5) Represents the adjustment required to reflect a 39% effective tax rate on consolidated pro forma income before taxes.

(6) Represents the adjustment required to eliminate the antidilutive effect of Preferred Stock on a pro forma basis for diluted earnings per common share.

(c) Exhibits:

    2.1 Stock Purchase Agreement dated as of December 5, 1998, among Kellstrom Industries, Inc., Solair, Inc., and Banner Aerospace, Inc.

    99.1 Press Release of the Registrant dated December 7, 1998.

    99.2 Press Release of the Registrant dated January 4, 1999.


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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              BANNER AEROSPACE, INC.



                                              By      /s/ EUGENE W. JURIS
                                              ---------------------------
                                                      Eugene W. Juris
                                                      Vice President and
                                                      Chief Financial Officer


Dated:  January 15, 1999


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